UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

       DATE OF REPORT (Date of earliest event reported): February 22, 2002

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                    000-31951                 35-1594017
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Items 1-4.                 Not Applicable

Item 5.                    Other Events and Regulation FD Disclosure.

                           See attached press release.

Item 6.                    Not Applicable.

Item 7.           Financial Statements and Exhibits.

                           (a) Not applicable.

                           (b) Not applicable.

                           (c) Not applicable.

Item 8.                    Not Applicable.

Item 9.                    (99) Financial Summary.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 22, 2002.

                                        MONROE BANCORP



                                        /s/ Gordon M. Dyott
                                        ---------------------------------
                                        Gordon M. Dyott
                                        Senior Vice President
                                        Chief Financial Officer

                                  EXHIBIT INDEX



(99)              Financial Summary

Monroe Bancorp (MROE)
Financial Summary


                                                   ---------------------------------------------------------   ---------------------
                                                                      Quarters Ending                             Years Ending
                                                   ---------------------------------------------------------   ---------------------
                                                     Dec 01    Sept 01      Jun 01       Mar 01     Dec 00      Dec 01      Dec 00
                                                   ---------------------------------------------------------   ---------------------
           BALANCE SHEET ($ in 000's)
------------------------------------------------------------------------------------------------------------   ---------------------
Federal Funds Sold                                         -          -       5,800        2,100      6,500           -       6,500
------------------------------------------------------------------------------------------------------------   ---------------------
Investment Securities                                 85,390     83,458      84,481       94,942     99,079      85,390      99,079
------------------------------------------------------------------------------------------------------------   ---------------------
Total Loans                                          371,800    348,518     323,825      305,288    296,759     371,800     296,759
------------------------------------------------------------------------------------------------------------   ---------------------
     Loans Held for Sale                               8,032      1,823         612          899        794       8,032         794
------------------------------------------------------------------------------------------------------------   ---------------------
     Commercial & Industrial                          73,724     69,427      69,882       68,516     66,872      73,724      66,872
------------------------------------------------------------------------------------------------------------   ---------------------
     Real Estate:
------------------------------------------------------------------------------------------------------------   ---------------------
          Commercial & Farm Land                      71,611     59,186      54,667       49,975     43,812      71,611      43,812
------------------------------------------------------------------------------------------------------------   ---------------------
          Residential                                154,320    150,435     133,668      123,248    123,374     154,320     123,374
------------------------------------------------------------------------------------------------------------   ---------------------
          Construction & Vacant Land                  28,013     29,229      27,727       25,254     24,277      28,013      24,277
------------------------------------------------------------------------------------------------------------   ---------------------
          Home Equity                                 13,637     12,609      11,676       10,942     10,554      13,637      10,554
------------------------------------------------------------------------------------------------------------   ---------------------
     Installment Loans                                22,463     25,809      25,593       26,454     27,076      22,463      27,076
------------------------------------------------------------------------------------------------------------   ---------------------
Reserve for Loan Losses                                4,198      3,912       3,890        3,959      3,873       4,198       3,873
------------------------------------------------------------------------------------------------------------   ---------------------
Assets                                               495,553    477,474     455,648      441,782    441,831     495,553     441,831
------------------------------------------------------------------------------------------------------------   ---------------------

------------------------------------------------------------------------------------------------------------   ---------------------
Total Deposits                                       359,206    363,273     361,841      355,304    342,995     359,206     342,995
------------------------------------------------------------------------------------------------------------   ---------------------
     Non-Interest Checking                            55,034     58,832      53,880       65,088     58,846      55,034      58,846
------------------------------------------------------------------------------------------------------------   ---------------------
     Interest Checking & NOW                          65,925     55,166      70,852       54,084     53,123      65,925      53,123
------------------------------------------------------------------------------------------------------------   ---------------------
     Regular Savings                                  16,840     20,529      17,076       17,481     17,765      16,840      17,765
------------------------------------------------------------------------------------------------------------   ---------------------
     Money Market savings                             64,802     59,051      59,540       55,351     47,757      64,802      47,757
------------------------------------------------------------------------------------------------------------   ---------------------
     CDs Less than $100,000                           87,137     93,587      95,592       99,774     99,664      87,137      99,664
------------------------------------------------------------------------------------------------------------   ---------------------
     CDs Greater than $100,000                        60,180     66,206      55,295       54,247     56,619      60,180      56,619
------------------------------------------------------------------------------------------------------------   ---------------------
     Other Time                                        9,288      9,902       9,606        9,279      9,221       9,288       9,221
------------------------------------------------------------------------------------------------------------   ---------------------
Total Borrowings                                      89,997     67,798      47,966       41,564     55,413      89,997      55,413
------------------------------------------------------------------------------------------------------------   ---------------------
     Federal Funds Purchased                          21,900     11,300           -            -          -      21,900           -
------------------------------------------------------------------------------------------------------------   ---------------------
     Securities Sold Under Repurchase Agreements      36,312     32,321      35,267       33,958     48,871      36,312      48,871
------------------------------------------------------------------------------------------------------------   ---------------------
     FHLB Advances                                    30,658     22,898      11,398        6,479      6,505      30,658       6,505
------------------------------------------------------------------------------------------------------------   ---------------------
     Loans Sold Under Repurchase Agreement and                                                                                    -
------------------------------------------------------------------------------------------------------------   ---------------------
          Other Notes Payable                          1,127      1,279       1,301        1,127         37       1,127          37
------------------------------------------------------------------------------------------------------------   ---------------------
Shareholders Equity                                   40,684     39,976      39,629       38,782     37,732      40,684      37,732
------------------------------------------------------------------------------------------------------------   ---------------------

------------------------------------------------------------------------------------------------------------   ---------------------
Book Value Per Share                                    6.67       6.56        6.45         6.31       6.14        6.67        6.14
------------------------------------------------------------------------------------------------------------   ---------------------

          INCOME STATEMENT ($ in 000's)
------------------------------------------------------------------------------------------------------------   ---------------------
Net Interest Income                                    4,452      4,362       4,110        4,013      3,990      16,937      15,694
------------------------------------------------------------------------------------------------------------   ---------------------
Loan Loss Provision                                      505        225         170          150        180       1,050         720
------------------------------------------------------------------------------------------------------------   ---------------------
Total Non-Interest Income                              1,596        898       1,499          923        779       4,916       3,734
------------------------------------------------------------------------------------------------------------   ---------------------
     Service Charges on Deposit Accounts                 588        490         529          521        368       2,128       1,490
------------------------------------------------------------------------------------------------------------   ---------------------
     Trust Fees                                          188        216         221          214        215         839         812
------------------------------------------------------------------------------------------------------------   ---------------------
     Commission Income                                   268        192         196          114        142         770         648
------------------------------------------------------------------------------------------------------------   ---------------------
     Gain on Sale of Loans                               203         82         138           92         52         515         200
------------------------------------------------------------------------------------------------------------   ---------------------
     Realized & Unrealized Gains (Losses) on Securities  178       (275)        109         (242)      (213)       (230)       (221)
------------------------------------------------------------------------------------------------------------   ---------------------
     Other Operating Income                              169        193         308          224        215         894         805
------------------------------------------------------------------------------------------------------------   ---------------------
Total Non-Interest Expense                             3,479      2,853       3,132        2,582      2,601      12,046      10,744
------------------------------------------------------------------------------------------------------------   ---------------------
     Salaries & Wages                                  1,336      1,416       1,296        1,270      1,246       5,319       5,023
------------------------------------------------------------------------------------------------------------   ---------------------
     Commissions & Incentive Compensation                291        201         232          162        178         886         647
------------------------------------------------------------------------------------------------------------   ---------------------
     Employee Benefits                                   358        328         316          289        258       1,290       1,057
------------------------------------------------------------------------------------------------------------   ---------------------
     Premises & Equipment                                522        481         475          490        435       1,968       1,796
------------------------------------------------------------------------------------------------------------   ---------------------
     Advertising                                         166        135         134          117        152         552         492
------------------------------------------------------------------------------------------------------------   ---------------------
     Appreciation (Depreciation) in Directors'
------------------------------------------------------------------------------------------------------------   ---------------------
         Deferred Compensation Plan                      197       (259)        128         (224)      (191)       (158)       (146)
------------------------------------------------------------------------------------------------------------   ---------------------
     Other Operating Expenses                            609        551         551          478        523       2,189       1,875
------------------------------------------------------------------------------------------------------------   ---------------------
Income Before Income Tax                               2,063      2,183       2,307        2,204      1,988       8,757       7,964
------------------------------------------------------------------------------------------------------------   ---------------------
Income Tax Expense                                       687        761         803          757        656       3,008       2,631
------------------------------------------------------------------------------------------------------------   ---------------------
Net Income After Tax & Before Extraordinary Items      1,376      1,422       1,504        1,447      1,332       5,749       5,333
------------------------------------------------------------------------------------------------------------   ---------------------
Extraordinary Items                                        -          -           -            -          -           -           -
------------------------------------------------------------------------------------------------------------   ---------------------
Net Income                                             1,376      1,422       1,504        1,447      1,332       5,749       5,333
------------------------------------------------------------------------------------------------------------   ---------------------

------------------------------------------------------------------------------------------------------------   ---------------------
Basic Earnings Per Share                                0.23       0.23        0.24         0.24       0.22        0.94        0.87
------------------------------------------------------------------------------------------------------------   ---------------------
Diluted Earnings Per Share                              0.23       0.23        0.24         0.24       0.22        0.94        0.87
------------------------------------------------------------------------------------------------------------   ---------------------


Monroe Bancorp (MROE)
Financial Summary (continued)


                                                   ---------------------------------------------------------   ---------------------
                                                                      Quarters Ending                             Years Ending
                                                   ---------------------------------------------------------   ---------------------
           ASSET QUALITY ($ in 000's)                Dec 01    Sept 01      Jun 01       Mar 01     Dec 00      Dec 01      Dec 00
------------------------------------------------------------------------------------------------------------   ---------------------
Net Charge-Offs                                          219        203         238           64        100         724         190
------------------------------------------------------------------------------------------------------------   ---------------------
OREO Expenses                                             19          6           8            2          6          35          11
------------------------------------------------------------------------------------------------------------   ---------------------
    Total Credit Charges                                 238        209         246           66         99         759         186
------------------------------------------------------------------------------------------------------------   ---------------------

------------------------------------------------------------------------------------------------------------   ---------------------

------------------------------------------------------------------------------------------------------------   ---------------------
Non-Performing Loans                                   1,474      1,691       1,362        1,723      1,168       1,474       1,168
------------------------------------------------------------------------------------------------------------   ---------------------
OREO                                                     505        436         557          243        362         505         362
------------------------------------------------------------------------------------------------------------   ---------------------
      Non-Performing Assets                            1,979      2,127       1,919        1,966      1,530       1,979       1,530
------------------------------------------------------------------------------------------------------------   ---------------------
90 Day Past Due Loans net of NPLs                      1,705      1,817       2,479        2,417      2,289       1,705       2,289
------------------------------------------------------------------------------------------------------------   ---------------------
      Non Performing Assets+ 90PD/Assets               3,684      3,944       4,398        4,383      3,819       3,684       3,819
------------------------------------------------------------------------------------------------------------   ---------------------

         RATIO ANALYSIS - CREDIT QUALITY *
------------------------------------------------------------------------------------------------------------   ---------------------
NCO/Loans                                              0.24%      0.23%       0.29%        0.08%      0.13%       0.19%       0.06%
------------------------------------------------------------------------------------------------------------   ---------------------
Credit Charges/Loans & OREO                            0.26%      0.24%       0.30%        0.09%      0.13%       0.20%       0.06%
------------------------------------------------------------------------------------------------------------   ---------------------
Non-Performing Loans/Loans                             0.40%      0.49%       0.42%        0.56%      0.39%       0.40%       0.39%
------------------------------------------------------------------------------------------------------------   ---------------------
Non Performing Assets/Loans &OREO                      0.53%      0.61%       0.59%        0.64%      0.51%       0.53%       0.51%
------------------------------------------------------------------------------------------------------------   ---------------------
Non-Performing Assets/Assets                           0.40%      0.45%       0.42%        0.45%      0.35%       0.40%       0.35%
------------------------------------------------------------------------------------------------------------   ---------------------
Non Performing Assets+ 90PD/Assets                     0.74%      0.83%       0.97%        0.99%      0.86%       0.74%       0.86%
------------------------------------------------------------------------------------------------------------   ---------------------
Reserve/Non Performing Loans                         284.80%    231.34%     285.61%      229.77%    331.59%     284.80%     331.59%
------------------------------------------------------------------------------------------------------------   ---------------------
Reserve/Loans                                          1.13%      1.12%       1.20%        1.30%      1.31%       1.13%       1.31%
------------------------------------------------------------------------------------------------------------   ---------------------
Equity & Reserves/NPA                               2267.91%   2063.38%    2267.80%     2174.01%   2719.28%    2267.91%    2719.28%
------------------------------------------------------------------------------------------------------------   ---------------------
OREO/NPA                                              25.52%     20.50%      29.03%       12.36%     23.66%      25.52%      23.66%
------------------------------------------------------------------------------------------------------------   ---------------------

       RATIO ANALYSIS - CAPITAL ADEQUACY *
------------------------------------------------------------------------------------------------------------   ---------------------
Equity/Assets                                          8.21%      8.37%       8.70%        8.78%      8.54%       8.21%       8.54%
------------------------------------------------------------------------------------------------------------   ---------------------
Equity/Loans                                          10.94%     11.47%      12.24%       12.70%     12.71%      10.94%      12.71%
------------------------------------------------------------------------------------------------------------   ---------------------

         RATIO ANALYSIS - PROFITABILITY
------------------------------------------------------------------------------------------------------------   ---------------------
Return on Average Assets                               1.13%      1.21%       1.35%        1.34%      1.21%       1.26%       1.24%
------------------------------------------------------------------------------------------------------------   ---------------------
Return on Average Equity                              13.47%     14.08%      15.31%       15.30%     14.19%      14.52%      14.78%
------------------------------------------------------------------------------------------------------------   ---------------------
Net Interest Margin                                    4.10%      4.19%       4.19%        4.24%      4.13%       4.17%       4.16%
------------------------------------------------------------------------------------------------------------   ---------------------
* Based on period-end numbers